UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment # 1 to

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2018

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

4145 North Service Rd, Suite 200, Burlington, Ontario Canada L7L 6A3

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Generex Biotechnology Corporation

Form 8-K/A

Amendment to Current Report on Form 8-K dated January 17, 2107

EXPLANATORY NOTE

 Explanatory Note

As reported in our Current Reports on Form 8-K dated October 3, 2018, filed October 9, 2018 and dated November 1, 2018, filed November 5, 2018, we acquired certain operating assets of Veneto Holdings, LLC and its affiliates (the “Acquisition”).

Our original Current Reports omitted the Financial Statements of Business Acquired required by Item 9.01(a) and the Pro Forma Financial Information required by Item 9.01(b). The financial statements and pro forma financial information is being filed by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired in accordance with Item 9.01(a) is included in this Amendment following the signature page.

(i)	Audited Consolidated Financial Statements of Veneto Holdings, LLC as of and for the years ended December 31, 2016 and 2017 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.
(ii)	Unaudited Consolidated Balance Sheet as of June 30, 2018 and December 31, 2017 and the related unaudited Consolidated Statements of Operations, Changes in Equity and Consolidated Statements of Cash Flows for the six month periods ended June 30, 2018 and 2017 of Veneto Holdings, LLC are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro forma financial information

Pro forma financial information required by Item 9.01(c) of Form 8-K related to the Acquisition is attached as Exhibit 99.4 to this Current Report on Form 8-K/A.is included in this Amendment following the signature page.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2018.
(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended July 31, 2018.

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(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Asset Purchase Agreement by and between Veneto Holdings, L.L.C. and NuGenerex Distribution Solutions, LLC effective October 3, 2018.*
10.2	Amendment to Asset Purchase Agreement by and between Veneto Holdings, L.L.C. and NuGenerex Distribution Solutions 2, LLC effective November 1, 2018.*
10.3	Promissory Note in the amount of $15,000,000 from NuGenerex Distribution Solutions, LLC to Veneto Holdings, LLC.*
10.4	Promissory Note in the amount of $35,000,000 from NuGenerex Distribution Solutions 2, LLC to Veneto Holdings, LLC.*
99.1	Audited consolidated financial statements of Generex Biotechnology Corporation for the fiscal years ended July 31, 2018 and 2017 including the report of MNP, LLC on such audited financial statements, filed with the Securities and Exchange Commission on October 26, 2018.*
99.2	Audited consolidated financial statements of Veneto Holdings, LLC for the years ended December 31, 2017 and 2016 including the report of Whitley Penn LLP on the 2017 audited financial statements.
99.3	Unaudited pro forma condensed combined financial information as of and for the twelve-month period ended July 31, 2018.
99.4	Press release dated October 9, 2018 issued by Generex Biotechnology Corporation*
99.5	Press release dated November 2, 2018 issued by Generex Biotechnology Corporation*
99.6	Unaudited consolidated financial statements for Veneto Holdings, LLC as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017

*    Previously filed with the Original Reports.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: December 19, 2018	/s/ Joseph Moscato
Joseph Moscato
President and Chief Executive Officer

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